Exhibit 10.3

EXCO Resources, Inc.

12377 Merit Drive, Suite 1700, LB 82

Dallas, TX 75251

March 28, 2007

OCM Principal Opportunities Fund IV, L.P.

OCM EXCO Holdings, LLC

c/o Oaktree Capital Management, LLC

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

Re:                               Nomination of Designee to the Board of Directors

Ladies and Gentlemen:

Reference is made to that certain Preferred Stock Purchase Agreement (the “Purchase Agreement”), dated as of the date hereof, by and among EXCO Resources, Inc. (“EXCO”) and the Purchasers named therein.  All capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.  For purposes of this letter, “Oaktree” means, collectively, OCM Principal Opportunities Fund IV, L.P. (“POF IV”), OCM EXCO Holdings, LLC (“Holdings”) and any other investment fund or account, whether now in existence or hereafter formed, which is managed or controlled by Oaktree Capital Management, LLC (“OCM”) or any of its affiliates (as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or of which OCM or any of its affiliates is an advisor.

This is the letter referred to in Section 2.04(d) of the Purchase Agreement.  EXCO hereby agrees, subject to the fiduciary duties of its board of directors, for the benefit of POF IV and Holdings that following such time when (i) Oaktree ceases to have the right to elect a director to serve on the Board of Directors pursuant to Section 5(c) of the Series B 7.0% Preferred Statement of Designation and (ii) there ceases to be 25% or more of the Initial Preferred Shares (as defined in the Statements of Designation) outstanding, EXCO shall cause an individual designated by POF IV (or its designee) to be nominated for election to serve on the Board of Directors at any annual meeting of the shareholders or special meeting held to elect directors, for so long as Oaktree beneficially owns an aggregate of at least 10,000,000 shares of Common Stock (including, without limitation, Common Stock issuable upon conversion or exchange of Convertible Securities), subject to adjustment to reflect stock dividends, stock splits, stock combinations and other similar events occurring after the date hereof.  In no respect shall this letter obligate EXCO or its directors to recommend that its shareholders elect such individual or impair their power and ability to recommend that its shareholders not elect such individual.

This letter is being executed in connection with the Purchase Agreement, and Sections 7.01, 7.02, 7.06, 7.08 and 7.10 of the Purchase Agreement are incorporated by reference herein.  This letter shall be governed by, and construed in accordance with, the laws of the State of Texas without regard to principles of conflicts of law.  The terms of this letter may not be amended, modified or supplemented, and waivers or consents to departures from the terms hereof may not be given, except by the written consent of all of the parties hereto.  This letter may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding, please acknowledge by signing in the space provided below.

Sincerely,

EXCO RESOURCES, INC.

By:	/s/ J. Douglas Ramsey, Ph.D.
Name: J. Douglas Ramsey, Ph.D.
Title: Vice President and Chief Financial Officer

SIGNATURE PAGE
SIDE LETTER

Agreed to and accepted

as of the date set forth above

OCM PRINCIPAL OPPORTUNITIES FUND IV, L.P.

By:	OCM Principal Opportunities Fund IV GP, L.P.
Its:	General Partner

By:	OCM Principal Opportunities Fund IV GP Ltd.
Its:	General Partner

By:	Oaktree Capital Management, LLC
Its:	Sole Director

	By:	/s/ Vincent J. Cebula
Name: Vincent J. Cebula
Title: Managing Director

	By:	/s/ Ronald N. Beck
Name: Ronald N. Beck
Title: Managing Director

OCM EXCO HOLDINGS, LLC

By:	Oaktree Capital Management, LLC
Its:	Manager

	By:	/s/ Kenneth Liang
Name: Kenneth Liang
Title: Managing Director

	By:	/s/ Lisa Arakaki
Name: Lisa Arakaki
Title: Senior Vice President, Legal

SIGNATURE PAGE
SIDE LETTER